File Number: 333-129005
                                            Filed Pursuant to Rule 497(e) of
                                                  the Securities Act of 1933

                                                         September 12, 2008




                 Supplement to the July 16, 2008 Class Y Shares
                   Prospectus for Pioneer Research Growth Fund


Effective September 1, 2008, Pioneer has lowered its management fee for the fund. The following replaces the first paragraph in the section entitled "Basic information about the fund - Management fee":

The fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Pioneer's annual fee is equal to 0.65% of the fund's average daily net assets up to $1 billion, 0.60% on the next $4 billion of assets and 0.55% on assets over $5 billion. The fee is computed daily and paid monthly.









                                                                   22385-00-0908
                                        (C) 2008 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC